John Hancock Funds II
Supplement dated January 9, 2009 to the current
Prospectuses dated May 1, 2008

Lifestyle Aggressive Portfolio Lifestyle Growth Portfolio Lifestyle Balanced Portfolio Lifestyle Moderate Portfolio Lifestyle Conservative Portfolio

The following supplements the Annual Operating Expenses table:

Effective January 1, 2009, the adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.